Exhibit 99.1

POLOMAR SPECIALTY PHARMACY LLC

AUDITED FINANCIAL STATEMENTS

FOR THE PERIOD FROM APRIL 26TH, 2023 (INCEPTION) THROUGH DECEMBER 31, 2024

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Report of Independent Registered Public Accounting Firm

To the Members and Managers of

Polomar Specialty Pharmacy LLC.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Polomar Specialty Pharmacy LLC (the “Company”) as of December 31, 2023, the related statements of operations, changes in members’ deficit and cash flows for the period from April 26, 2023 (inception) through December 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and the results of its operations and its cash flows for the period from April 26, 2023 (inception) through December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2 to the financial statements, the Company’s business plan is dependent on the completion of a business combination. The Company’s cash and working capital as of December 31, 2023 are not sufficient to complete its planned activities for a reasonable period of time, which is considered to be one year from the issuance date of the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

August 12, 2024

We have served as the Company’s auditor since 2023.

Los Angeles, California

PCAOB ID Number 6580

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POLOMAR SPECIALTY PHARMACY LLC

BALANCE SHEET

DECEMBER 31, 2023

ASSETS
Current assets
Cash	$8,564
Inventory	3,460
Total current assets	12,024
Other assets
Operating lease - right-of-use asset, net	81,664
Non-compete agreement, net	4,167
Security deposit	9,000
Total other assets	94,831
Total assets	$106,855

LIABILITIES AND MEMBERS’ DEFICIT
Current liabilities
Accounts payable	$25,681
Operating lease - current liability	32,484
Short-term debt due related parties	30,507
Total current liabilities	88,672
Long-term liabilities
Operating lease - long-term liability	49,180
Total liabilities	137,852

Members’ deficit
Members’ deficit	140,500
Accumulated deficit	(171,497)
Total members’ deficit	(30,997)

Total liabilities and members’ deficit	$106,855

The accompanying notes are an integral part of the financial statements.

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POLOMAR SPECIALTY PHARMACY LLC

STATEMENT OF OPERATIONS

For the period from April 26th, 2023 (inception) through December 31, 2023

Revenue	$41,844

Cost of Goods Sold	4,294

Gross Profit	37,550

Operating expenses
General and administrative	185,422
Sales and marketing	23,220
Total operating expenses	208,642

Loss from operations	(171,092)

Total other income (expense)	(405)

Net loss	$(171,497)

The accompanying notes are an integral part of the financial statements.

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POLOMAR SPECIALTY PHARMACY LLC

STATEMENTS OF MEMBERS’ DEFICIT

For the period from April 26th, 2023 (inception) through December 31, 2023

	Members’	Accumulated
	Equity	Deficit	Total
April 26, 2023 (inception)	$-		$-
Capital contributions	140,500		140,500
Net loss		(171,497)	(171,497)
Balance, December 31, 2023	$140,500	$(171,497)	$(30,997)

The accompanying notes are an integral part of the financial statements.

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POLOMAR SPECIALTY PHARMACY LLC

STATEMENT OF CASH FLOWS

For the period from April 26th, 2023 (Inception) through December 31, 2023

Cash Flows from Operating Activities
Net loss	$(171,497)
Adjustments to reconcile net loss to net cash used in operating activities:	-
Amortization	5,833
Fixed asset impairment loss	$41,903
Changes in assets and liabilities
Inventory	(3,460)
Security deposits	(9,000)
Accounts payable	25,681
Net cash used in operating activities	(110,540)
Cash flows from investing activities
Purchases of property and equipment	(41,903)
Purchases of other assets and other intangible assets	(10,000)
Net cash used in investing activities	(51,903)
Cash Flows from Financing Activities
Proceeds from short-term borrowings	30,507
Proceeds from capital contributions by members	140,500
Net cash from financing activities	171,007
Net increase in cash	8,564
Cash, beginning of period	-
Cash, end of period	$8,564

Supplemental disclosure of cash flow information
Cash paid for interest	405
Cash paid for taxes	-

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements

1.	The Company and Business Activities

Polomar Specialty Pharmacy LLC, (the “Company”), was formed as a Florida corporation in April 2023. The Company is a compound pharmacy, licensed in several stores to sell and produce pharmaceuticals.

2.	Liquidity and Going Concern Uncertainty

As of December 31, 2023, cash totaled $8,564 and the Company had an accumulated deficit of $171,497. For the year ended December 31, 2023, the Company used $110,540 in operations.

Currently, the Company’s principal sources of cash have included proceeds from owners’ contributions. The Company expects that the principal uses of cash in the future will be for continuing operations, sales and marketing and general working capital requirements. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

Management’s Plan to Continue as a Going Concern

In order to continue as a going concern, the Company will need to grow sales and capital injections from holding company. Until the Company can generate significant cash from operations, management’s plans to obtain such resources for the Company include revenue growth and expense reductions from synergy with holding company’s other subsidiaries, proceeds from offerings of the holding company’s equity securities or debt, or transactions involving product development, technology licensing or collaboration. Management can provide no assurance that any sources of a sufficient amount of financing will be available to the Company on favorable terms, if at all. Management is currently in the process of seeking additional equity financing, however management’s current plans do not alleviate substantial doubt about the Company’s ability to continue as a going concern.

3.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as found in the Accounting Standards Codification (“ASC”), the Accounting Standards Update (“ASU”) of the Financial Accounting Standards Board (“FASB”) and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Emerging Growth Company

The Company is an “emerging growth company, with annual revenue less than $1.235 billion, as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

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Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of expenses during the reporting period. On an ongoing basis, management evaluates these estimates and judgments, including those related to useful lives of long-lived assets, accrued research and development expenses and estimated fair values of equity instruments. The Company bases its estimates on various assumptions that it believes are reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions.

Revenue Recognition

Revenue from the sale of goods is recognized when all the following conditions are satisfied:

Identification of the Contract: A contract exists with the customer that defines the rights and obligations of both parties.

Identification of Performance Obligations: The performance obligations under the contract are identified. A performance obligation is a promise to transfer goods to the customer. Determination of Transaction Price: The transaction price is determined based on the consideration to which the company expects to be entitled in exchange for transferring goods to the customer. Allocation of Transaction Price: The transaction price is allocated to each performance obligation based on its standalone selling price.

Recognition of Revenue: Revenue is recognized when control of the goods is transferred to the customer, which generally occurs at a point in time when the goods are shipped or delivered and the customer obtains legal title. For contracts that include multiple performance obligations, revenue is allocated to each performance obligation based on its relative standalone selling price. If the standalone selling price is not observable, the company estimates it using appropriate valuation techniques.

Contract Balances

The company recognizes a contract liability when consideration is received or receivable from the customer before transferring goods. Contract liabilities are subsequently recognized as revenue when the company satisfies its performance obligations.

Sales Returns

Provisions for sales returns are recorded based on historical experience and are reflected as a reduction of revenue at the time of sale.

Cost of Goods Sold (COGS):

Recognition of Cost of Sales: Cost of Goods Sold includes all direct costs attributable to the production of goods sold during the reporting period. These costs comprise direct materials, direct labor, and overhead costs directly attributable to the production process.

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Direct Costs: Direct materials and direct labor costs are recognized when the goods are manufactured or purchased and are included in the cost of inventory. Overhead costs are allocated based on a consistent and rational allocation method.

Recognition of Cost of Sales: Cost of goods sold is recognized when the related revenue is recognized.

General Expenses:

1.	Recognition of Expenses: General expenses comprise all costs not directly attributable to the production of goods or services. These include administrative expenses, selling expenses, and other operating expenses necessary to support the business operations.

2.	Recognition Principle: Expenses are recognized in the income statement in the period in which the goods or services are consumed or when the expense is incurred, regardless of when the related cash outflow occurs.

3.	Depreciation and Amortization: Depreciation of non-production assets, such as office equipment, and amortization of intangible assets not directly related to production, are recognized over their estimated useful lives using the straight-line method.

4.	Recognition of Interest and Taxes: Interest expenses are recognized as incurred, using the effective interest rate method where applicable. Income taxes are recognized based on applicable tax laws and regulations.

5.	Contingent Liabilities: Contingent liabilities are recognized when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated.

Cash & Cash Equivalents

The Company places its cash with reputable financial institutions that are insured by the Federal Deposit Insurance Corporation, or FDIC. At times, deposits held may exceed the amount of insurance provided by the FDIC. The Company has not experienced any losses in its cash and believes they are not exposed to any significant credit risk.

Fair Value Measurement

The Company uses a three-tier fair value hierarchy to prioritize the inputs used in the Company’s fair value measurements. These tiers include Level 1, defined as observable inputs such as quoted prices in active markets for identical assets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Company believes the carrying amount of cash, accounts payable, accrued expenses and debt approximate their estimated fair values due to the short-term maturities of these financial instruments.

Inventory

Inventories are stated at the lower of cost or market, with cost determined on an average-cost basis. Inventory includes raw materials and finished goods of $3,460 as of December 31, 2023.

Fixed Assets

Fixed assets consist of furniture, fixtures and equipment. Fixed assets are stated at cost less accumulated depreciation. Additions, improvements, and major renewals are capitalized. Maintenance, repairs, and minor renewals are expensed as incurred. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, which is primarily five years. There is no depreciation expense of fixed assets for the period ended December 31, 2023 since they are fully impaired to $0 value.

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Leases

The Company calculates operating lease liabilities with a risk-free discount rate, using a comparable period with the lease term. All lease and non-lease components are combined for all leases. Lease payments for leases with a term of 12 months or less are expensed on a straight-line basis over the term of the lease with no lease asset or liability recognized.

The following summarizes the line items in the balance sheet which include amounts for operating leases as of December 31, 2023.

2023
Operating lease right-of-use assets	$99,806
Accumulated amortization	(18,142)
Net of operating lease right-of-use assets	$81,664

Operating lease - current liability	$32,484
Operating lease - long-term liability	49,180
Total Operating Lease Liabilities	$81,664

The components of operating lease expenses that are included in operating expenses in the “Statement of Operations” for the year ended December 31, 2023 were as follows:

Operating lease cost	$20,973

Weighted average lease term and discount rate as of December 31, 2023 were as follows:

Weighted average remaining lease term	2.42 years
Weighted average discount rate	5.50%

The maturities of operating lease liabilities as of December 31, 2023 were as follows:

Year Ending December 31,	Amount
2024	$36,000
2025	36,000
2026	15,000
Total Lease Payments	$87,000
Less, interest	5,336
Present Value of Lease Liability	$81,664

Intangible Assets

Intangible assets consist of the 12-month non-compete agreement in the amount of $10,000. Amortization expense of intangible assets for the period ended December 31, 2023 was $4,167.

Related-party transactions

The entire amount of $30,507 for related-party borrowing is made by the Company from Daniel Gordon in 2023 There is no interest charge or predefined repayment debt.

Income Taxes

The Company is treated as a partnership for income tax purposes; accordingly, income taxes have not been provided for in the accompanying financial statements. All of the Company’s income or losses are passed through to its members.

Subsequent Events

On June 28th, 2024, the Company entered into an agreement and plan of merger and reorganization with Trustfeed Corp., a Nevada corporation, as a Parent company, Polomar Acquisition, L.L.C., a Florida limited liability company, a Merger Sub and a wholly owned subsidiary of Parent.

This Agreement contemplates a merger of Merger Sub with and into the Company, with the Company remaining as the surviving entity after the merger, whereby the Company Members will receive Parent Common Stock in exchange for their Company Interests and the Company will become a wholly-owned Subsidiary of Parent.

Wheras, the board of directors of the Company (i) has determined that the Merger is advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement and has deemed this Agreement and such transactions advisable and (iii) has determined to recommend that the Company Members vote to approve this Agreement, the Merger and the other transactions contemplated hereby.

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